Supplement, dated May 20, 2013

to Prospectus, dated May 1, 2013

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

TDA, IRA, VEC AND FPA CONTRACTS

On page 42 and 43 of the Prospectus, in the “Where to Contact Us and Give Us Instructions” section, under the “Where You Should Direct Requests” heading, replace the second and third paragraphs with the following:

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you may make a withdrawal request:

•                             from a traditional IRA, Roth IRA, SIMPLE IRA, Inherited IRA or SEP IRA Contract by calling our toll-free number, or by writing to our Financial Transaction Processing Center.  Rollover requests and requests for withdrawals without tax withholding must be in writing.

•                              from an FPA contract (except when the contract owner and annuitant are different, and for Section 1035 transfers between annuity contracts) by calling our toll-free number or by writing to our Financial Transaction Processing Center.  Requests regarding FPA contracts with joint owners must be in writing.

•                             from an FPA contract when the contract owner and annuitant are different, and for Section 1035 transfers, by writing to your Regional Office.

•                              from a TDA contract by writing to your Regional Office.

If you wish to obtain an annuity with your account value, or wish to receive payment under our Specified Payment Option, you should contact your Regional Office.  You should use our forms to submit written requests to us; incomplete or unclear forms will be returned without action.  In some cases, TDA withdrawal requests may require the approval of the Employer or third party administrator, if applicable.